UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): February 1, 2001



                          Commission File No. 000-30911


                              THE PBSJ CORPORATION
                              --------------------
             (Exact name of registrant as specified in its charter)

                FLORIDA                                 59-1494168
                -------                                 ----------
     (State or other jurisdiction of        (I.R.S. Employer Identification No.)
      Incorporation or organization)


                             2001 N.W. 107th AVENUE
                            MIAMI, FLORIDA 33172-2507
                            -------------------------
                    (Address of principal executive offices)


                                 (305) 592-7275
                                 --------------
              (Registrant's telephone number, including area code)

Item 5.  Other Events.

     On November 21, 2000, the Company's Board of Directors approved a five-for-one stock split to be effective on February 1, 2001. The stock split resulted in an increase in the number of authorized shares to 15,000,000 and an increase to the number of issued and outstanding shares to 9,247,955. In addition, the new par value and market price of the Company's Common Stock's is $.00067 and $10.72, respectively.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                                 The PBSJ Corporation

Dated: February 14, 2001                         By: /s/ H. Michael Dye
                                                     ---------------------------
                                                     H. Michael Dye
                                                     Chairman and Chief
                                                     Executive Officer